FINANCIAL INCOME, NET (Details) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2016	Dec. 31, 2015	Dec. 31, 2014
Financial expenses:
Amortization of premium on marketable securities	$ 123	$ 0	$ 0
Exchange rate	19	31	2
Bank fees	19	7	10
Interest Expense, Total	161	38	12
Financial income:
Exchange rate	0	0	2
Interest income	798	338	237
Interest Income, Securities, Operating	798	338	239
Financial income, net	$ (637)	$ (300)	$ (227)